SmartTrust 594

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Premier Banking Opportunities Trust, Series 3 no longer includes shares of Umpqua Holdings Corporation (NASDAQ: UMPQ) and instead now includes shares of Columbia Banking System, Inc. (NASDAQ: COLB).

Supplement Dated: March 13, 2023